First Trust Merger Arbitrage Fund

Class A Shares – VARAX

Class I Shares – VARBX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated June 16, 2022, to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 1, 2022.

Effective immediately, a finder’s fee may be paid to any financial intermediary that initiates or is responsible for purchases of $1 million or more of Class A shares of the First Trust Merger Arbitrage Fund (the “Fund”). Accordingly, the paragraph under the heading entitled “Large Order Net Asset Value Purchase Privilege” on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a CDSC of 1.00% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. From its own profits and resources, the Distributor may pay a finder’s fee to financial intermediaries that initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund, in accordance with the following fee schedule: 1.00% on amounts less than $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Please contact your financial intermediary to determine whether a finder’s fee was paid in connection with your investment in the Fund.

The section “Large Order Net Asset Value Purchase Privilege – Authorized Dealers” in Appendix A to the Prospectus is deleted in its entirety and replaced with the following:

Large Order Net Asset Value Purchase Privilege

From its own profits and resources, the Distributor may pay a finder’s fee to financial intermediaries that initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund, including UBS Financial Services Inc.

UBS Financial Services, Inc. (“UBS-FS”)

Pursuant to an agreement with the Fund, Class I shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Fund’s Class I shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Class I shares is waived for transactions through such brokerage platforms at UBS-FS.

Additionally, the Trust has adopted policies and procedures regarding fund of funds arrangements entered into by certain series of the Trust. In that connection, effective immediately, the following non-fundamental investment policy is added under the heading entitled “Investment Restrictions” beginning on page B-30 of the SAI, with respect to the Fund:

With respect to the First Trust Merger Arbitrage Fund, to the extent the Fund is an “acquired fund” in a fund of funds arrangement relying on Rule 12d1-4 under the 1940 Act, the Fund will limit its acquisition of securities of investment companies and companies that would be investment companies under the 1940 Act but for the exclusion from the definition of investment company in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to an aggregate amount that does not exceed 10% of the Fund’s total assets (measured immediately after acquisition); provided that such limitation shall not apply to investments by the Fund in: (a) another fund as part of a master-feeder structure in reliance on Section 12(d)(1)(E) of the 1940 Act (master feeder arrangements); (b) money market funds in reliance on Rule 12d1-1; (c) a wholly owned and controlled subsidiary of the Fund; (d) securities received as a dividend or as a result of a plan of reorganization of a company; or (e) securities of another fund received pursuant to an interfund lending arrangement permitted by an exemptive order issued by the SEC.

Please retain this Supplement with your records.